[VANGUARD MONEY MARKET RESERVES LOGO]

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard Money Market Reserves and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

           As a shareholder of the Fund since its inception in 1975, and as Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

           I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

[FIGURE 1]

           As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

           In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

                               /s/ JOHN C. BOGLE




VANGUARD MONEY MARKET RESERVES SEEKS MAXIMUM CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL AND LIQUIDITY. EACH PORTFOLIO INTENDS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE. YOU MAY CHOOSE THE PORTFOLIO THAT IS MOST SUITED TO YOUR PARTICULAR INVESTMENT OBJECTIVE: PRIME PORTFOLIO, FEDERAL PORTFOLIO, OR U.S. TREASURY PORTFOLIO.

                               CHAIRMAN'S LETTER
FELLOW SHAREHOLDER:

Short-term interest rates remained at high levels during the twelve months ended November 30, the 1995 fiscal year of Vanguard Money Market Reserves. As a result, this letter brings good news to our shareholders.

            In fact, the total return of +5.82% for our Prime Portfolio during the past year was fully 50% above our return of +3.87 for fiscal 1994, which in turn was 28% above our return of +3.02 for the prior year. We enjoyed similar increases in return for our Federal and U.S. Treasury Portfolios. This table presents the past year's total returns, as well as the annualized yields at year end and one year earlier:


---------------------------------------------------------------------------
                               TOTAL RETURN
                             -----------------           YEAR-END YIELD
                             FISCAL YEAR ENDED       ----------------------
PORTFOLIO                    NOVEMBER 30, 1995       1995            1994
---------------------------------------------------------------------------
PRIME                              +5.82%            5.50%           5.12%
FEDERAL                            +5.77             5.46            5.03
U.S. TREASURY                      +5.47             5.21            4.76
---------------------------------------------------------------------------

You will note that our yields at year end are a bit lower than our returns for the full year, reflecting a moderate easing of interest rates in mid-year. Nonetheless, our Portfolios continue to provide a yield premium of about 0.32% (32 basis points) compared to the average money market fund in their respective competitive categories.

THE FISCAL YEAR IN REVIEW

Given the relative stability of short-term interest rates during 1995, it may be difficult to recall just how volatile rates have been during the recent past. For example, the yield on 90-day U.S. Treasury bills, which had reached the 9.3% level in early 1989, dropped to 3.0% by September 1992. Short-term rates remained there through January 1994, before climbing steadily to 6.0% by February 1995. Since then, the rate has eased to 5.5%, about where it remained at the end of our fiscal year on November 30, 1995.

            What happened during the past three years contains an important slice of U.S. economic history. The durability of the 3% yield from late 1992 to early 1994 reflects an economy that was beginning to emerge from recession, albeit recovering sluggishly. But, by February 1994, the economy moved into higher gear, and the Federal Reserve Board decided it was time to put on the brakes to avoid the risk that inflation would soon rear its ugly head again.

            At that time, the Fed engineered the first of seven increases in the Federal funds rate (the rate at which banks borrow from one another) over the ensuing 13 months. Taken together, the increases doubled this key rate, from 3.0% to 6.0%. This series of increases was designed to rein in a vibrant economy and quell inflationary fears. As it turns out, Federal Reserve Chairman Alan Greenspan apparently achieved his objective, and inflation remains at low levels.

            By early 1995, economic growth gave signs of slowing, and in fact did exactly that in the second quarter. In order to prevent a further economic slowdown, the Fed reduced the Federal funds rate by 25 basis points to 5.75% in July 1995. That is where it remains today; however, as I write this letter to you, the money markets are anticipating a further cut in the near future.*

            Along with the swings in T-bill rates over the past three years came even wider swings in long-term interest rates. The yield on the 30-year U.S. Treasury bond fell from 8.1% in early 1992 to a decade low of 5.9% in October 1993, only to soar back to 8.2% in November 1994. Then, with most market "experts" forecasting a slight reduction in 1995 to the 7.5% range, long-term rates declined far more precipitously, falling to 6.1% as our 1995 fiscal year ended. The autumn leg of this decline appeared to anticipate further easing by the Federal Reserve.

            These rate swings engendered enormous fluctuations in the prices of long Treasuries. The upward rate swing last year drove market prices down by -26%; the ensuing recovery sent prices


-----------

* After the conclusion of the period covered by this Annual Report, the Fed actually reduced the short-term interest rate by 1/4 of 1%, bringing this key rate to 5 1/2%

[FIGURE 2]

right back up by +28%. The avoidance of such volatility, indigenous to long-term bonds, is a major reason that investors choose money market funds, which continued, without exception as far as I know, to maintain net asset values of $1.00 per share.

            I should note that, in a few instances, fund sponsors had to provide financial backing for their funds in order to maintain the $1.00 threshold. So, now is probably as good a time as any to remind you, once again, that the $1.00 net asset value of a money market fund is not guaranteed. What's more, unlike checking and savings deposits in banks, your investment in a money market fund is not insured by the Federal Deposit Insurance Corporation, an agency of the U.S. Government.

            In any event, the effective cost of enjoying the principal stability provided by Treasury bills, rather than the price volatility of Treasury bonds, has fallen sharply during the past year. A bit more than one year ago bonds were accorded a yield advantage of more than 300 basis points over bills. Today, that spread is down to roughly 60 basis points. In other words, the yield advantage of holding bonds rather than bills has dropped dramatically, as shown in the chart to the left. Accordingly, the relative stability of money market fund asset values is available at nearly as good a yield as that of volatile long-term bonds, although money market fund income is significantly less durable.

VANGUARD MONEY MARKET RESERVES IN 1995

It was, in a sense, "just another year" for Vanguard Money Market Reserves. We provided, as usual, a solid premium over the yields available on most comparable money market funds. This table presents the yield advantage we enjoyed at year end:

----------------------------------------------------------------------------------
                                                   YIELDS AS OF
                                                 NOVEMBER 30, 1995
                                --------------------------------------------------
INVESTMENT                      VANGUARD              AVERAGE            VANGUARD
CATEGORY                        PORTFOLIO           COMPETITOR           ADVANTAGE
----------------------------------------------------------------------------------
PRIME                             5.50%                5.19%              .31%
FEDERAL                           5.46                 5.09               .37
U.S. TREASURY                     5.21                 4.92               .29
----------------------------------------------------------------------------------

Source: Donoghue's Money Fund Report.

We have all grown accustomed to "the Vanguard advantage" spelled out in the table. It is a sustainable yield advantage derived principally from our low operating expenses relative to those of our competitors. In fiscal 1995, Vanguard Money Market Reserves operated at an expense ratio (expenses as a percentage of average net assets) of 0.32%. The expense ratio of our average competitor is 0.70%, more than twice as high as ours. The net result is that we enjoy an annual tailwind of about 0.38% as suggested by the above table.

            What is truly amazing is the number of money market funds that maintain much higher expense ratios. Of the 250 prime money market funds available to individual investors today, fully 43 have expense ratios three times as high as ours, averaging 1.18%. In a market in which gross yields are, say, 5.5%, our Prime Portfolio would deliver a net yield of 5.2% compared to 4.8% for the average prime portfolio, and 4.3% for the high-cost group. Why presumably intelligent investors would own such money market funds when their annual income could be increased by 15% to 30% is a mystery to me. So, we will continue to preach the low-cost gospel to all who will listen.

            Our advantage is also a reflection of our skilled staff of money market professionals in the Vanguard Fixed Income Group, who are dedicated to serving your interests, day after day. A major part of their mission is to maintain the highest possible portfolio yields, without compromising on investment quality. Top credit quality is critical to the investment of the assets of our Prime Portfolio, significant in our Federal Portfolio1, but inconsequential--assuming that the U.S. Treasury, considered to be the highest quality guarantor in the world, stands behind its obligations--in our U.S. Treasury Portfolio.

            What is more, we maintain average portfolio maturities--normally 50 to 60 days--that should protect against even quantum leaps in rates. Some other money market funds forgot the importance of high quality and limited maturity during the sharp increase in short-term rates in 1994-1995. They were ill-served by their negligence. An estimated 40 money market funds (half of which were managed by banks, often said to have good credentials in managing risk) required financial assistance from their sponsors in order to maintain their net asset values at $1.00 per share.

            I am pleased to report that all three Portfolios of Vanguard Money Market Reserves maintained net asset values at the $1.00 level, without the need for "heroic measures." I am confident that our tough policies, implemented by professional managers, were responsible for this positive outcome. Nonetheless, I reiterate that there are no guarantees--either by us or by our competitors--that this traditionally stable net asset value, under all possible circumstances, will remain sacrosanct.

A LONGER-TERM VIEW

The importance of Vanguard Money Market Reserves' annual cost advantage is indicated by the fact that, over the past decade, we emerge at the top in comparisons of total returns of money market funds. For example, our Prime Portfolio ranked #1 among all comparable portfolios.

            Our average annualized return of +6.1% stands tall relative to the +5.7% average return of our peers in operation throughout the full decade. The table below compares Prime's average annual rate of return not only with that of our average competitor, but also, just for the fun of it, with the return of the lowest-performing fund in the group.

--------------------------------------------------------------------------
                                                   TOTAL RETURN*
                                        ----------------------------------
                                                  TEN YEARS ENDED
                                                 NOVEMBER 30, 1995
                                        ----------------------------------
                                                               FINAL VALUE
                                        AVERAGE                OF $10,000
                                         ANNUAL                  INITIAL
                                          RATE                 INVESTMENT
--------------------------------------------------------------------------
VANGUARD PRIME PORTFOLIO                6.13%                    $18,134
--------------------------------------------------------------------------
AVERAGE MONEY MARKET FUND               5.66%                    $17,344
--------------------------------------------------------------------------
LOWEST PERFORMING COMPETITOR            4.52%                    $15,560
--------------------------------------------------------------------------

* Assuming reinvestment of all dividends.

As you can see, the table also presents the cumulative results of an investment of $10,000, at the start of the period. Our final value of $18,130 exceeded the final value of $17,340 for our peer group by roughly $800. Compared to the lowest performer, our excess gain was more than $2,500, or fully 25% of the initial investment. So, we believe the record is clear that we have succeeded in providing what you have every right to expect--top returns.


--------------

(1) A curious anomaly is that, because of our low costs, our Federal Portfolio's yield of 5.46% at year end nicely exceeded the yield of 5.19% for the average competitor of our Prime Portfolio. Our Federal Portfolio invests in obligations of agencies of the U.S. Government. In this case, therefore, investors can obtain higher yields hand-in-hand with higher quality. It is a valuable combination, rarely found in efficient markets.

                                                                     (continued)

            My philosophy, and Vanguard's corporate policy, is not to brag about "#1" ratings. They have proven to be evanescent to a fault, with today's "first" fund apt to be tomorrow's "last." Usually, these rankings have been achieved only with extraordinary risks, especially among equity funds, but also among long-term and short-term bond funds.

            In the money market field, however, risks remain relatively consistent among competitive money market funds, since all must meet certain credit and quality standards set by the Securities and Exchange Commission. This oversight allows only limited latitude in straying from the flock. (Of course, as noted earlier, a few "lost sheep" pushed these limits to the edge in 1994 and 1995, and paid an appropriate penalty.)

            In money market funds, therefore, the essential difference between high and low returns is cost. A fund's expense ratio is what dominates, overpoweringly, the net yield that you receive. For example, the ten highest-yielding money market funds today are earning gross yields that are roughly the same as the ten lowest-yielding funds. However, the winners have much lower expense ratios, which provides their net advantage. This table provides a stark reminder of this elementary fact:


-----------------------------------------------------------------------------------------
                                                            YIELDS AS OF
                                                         NOVEMBER 30, 1995
                                          -----------------------------------------------
                                          GROSS YIELD                          NET YIELD
                                             EARNED           EXPENSE            EARNED
                                            BY FUND            RATIO          BY INVESTOR
-----------------------------------------------------------------------------------------
PRIME PORTFOLIO                               5.82%              .32%              5.50%
-----------------------------------------------------------------------------------------
HIGHEST YIELDING FUNDS*                       5.91%              .44%              5.47%
-----------------------------------------------------------------------------------------
LOWEST YIELDING FUNDS                         5.83%             1.14%              4.69%
-----------------------------------------------------------------------------------------

*Including Vanguard's Prime Portfolio.

So, this table makes the case for low-cost money funds in general, and, obviously, Vanguard Money Market Reserves in particular. (I have omitted from the high-yielding group those money market funds that are waiving advisory fees or expenses for "a temporary period." In my mind, this practice raises serious disclosure and legal questions. In the box on page seven, I express my reservations.)

A WORD ABOUT LEADERSHIP

Speaking of the consistent success of our Portfolios presents me with an opportunity to applaud the leadership, integrity, and professional competence of Ian A. MacKinnon, Senior Vice President of The Vanguard Group. Mr. MacKinnon joined Vanguard when our Fixed Income Group was formed in mid-1981, and he has headed it ever since. At that time, the Directors of The Vanguard Group, Inc., and Vanguard Money Market Reserves had determined that Vanguard itself, rather than an external fee-paid investment adviser, should assume the responsibility of the Fund's portfolio management. The reason was two-fold: (1) to receive investment management services on an "at-cost" basis, thereby providing the opportunity to achieve material savings for the Fund and thus enhancing our yields; and (2) to have direct oversight and control of the Fund's investment policies, and thus ensure that credit quality standards would be maintained at the highest levels.

            We are pleased that Ian MacKinnon has proved to be an outstanding choice for the job. In the 14 years that have followed, he has lived up to our highest expectations. Initial assets under the management of the Fixed Income Group in 1981 were slightly above $1 billion; today, the Group manages some $67 billion, including not only the three Portfolios of Vanguard Money Market Reserves, but also a family of 39 other fixed-income funds, including tax-exempt money market funds, municipal bond funds, U.S. Treasury bond funds, corporate bond funds, and bond index funds.

            These assets have accrued to Vanguard, in my view, because we designed a family of conservative fixed-income funds whose merits were premised on professional management, high quality, specific maturity ranges, and low cost. Basically, we told shareholders, with candor, what could be expected of each Portfolio, and we have consistently delivered what we promised. We wanted funds with good results and "no surprises," and that's just what Ian and his group have delivered. I know that when I express

[FIGURE 3]

gratitude for Ian's professional skills and leadership, I do so on your behalf as well as my own.

            The net results achieved by our approach to fixed-income fund management since Ian joined us in late 1981 are impressive. The chart above shows the cumulative return of the Prime Portfolio compared to the average prime money market fund during the period from the close of 1981 to the close of fiscal 1995. This table summarizes the message:


------------------------------------------------------------------------
                                                  TOTAL RETURN*
                                         -------------------------------
                                              DECEMBER 31, 1981, TO
                                                NOVEMBER 30, 1995
                                         -------------------------------
                                                             FINAL VALUE
                                         AVERAGE             OF $10,000
                                         ANNUAL                INITIAL
                                          RATE               INVESTMENT
------------------------------------------------------------------------
VANGUARD PRIME PORTFOLIO                  7.24%                 $26,450
AVERAGE MONEY MARKET FUND                 6.79                   24,960
------------------------------------------------------------------------

*Assuming reinvestment of all dividends.

As you can see, an initial investment of $10,000 in our Prime Portfolio at the end of 1981 would be valued at $26,450 today, some $1,500 more than a comparable initial investment in the average money market fund. The percentage difference may appear small, and even our $1,500 advantage may seem modest. But the point is that this advantage may as well go to you as a shareholder of our Fund rather than to high-priced "external" investment advisers who put your interests in the back seat and retain the difference as profit.

IN SUMMARY

We are proud not only of our past record, but of the high principles under which it has been achieved. We see no reason, absent an international financial crisis of staggering proportions (which would, of course, affect all financial assets), that our "extra" returns will not persist in the years ahead. So, we will continue at our work of managing your cash reserves with professional skill, low cost, and high quality, and providing you with yields that will essentially track those of the overall money market, including Treasury bills and other short-term instruments.

            Our adherence to these first principles of investment management of cash reserves is what makes the Fund especially suitable for your savings. We expect Vanguard Money Market Reserves to remain as the preferred choice of intelligent investors. It is your harbor against the risks, even as you relinquish the possible extra returns, of the stock and bond markets. We shall, as ever, "stay the course" on your behalf.

Sincerely,

/s/ JOHN C. BOGLE
----------------------

John C. Bogle
Chairman of the Board             December 13, 1995

Note: Mutual fund data from Lipper Analytical Services, Inc.



PRIME PORTFOLIO INSTITUTIONAL SHARES

Shareholders of Vanguard Institutional Money Market Portfolio have approved the Board of Directors' proposal to reorganize the Institutional Portfolio into a separate class of shares of the Prime Portfolio of Vanguard Money Market Reserves. On October 27, 1995, shares of the Institutional Portfolio were exchanged for an equal-dollar amount of shares of the Prime Portfolio "Institutional Shares."

           The investment objectives of the Portfolios are identical: to provide maximum income that is consistent with the preservation of capital and liquidity by investing in high-quality money market instruments. Both also operate under the same investment policies and credit quality standards and are managed by the same adviser, Vanguard Fixed Income Group.

           The reorganization is designed to take advantage of a multiple class structure, which reduces some of the expense of managing and administering separate funds. Instead of investing in a stand-alone money market fund with total assets of $730 million, our Institutional Money Market shareholders now participate in a money market fund--the Prime Portfolio--with assets of some $20 billion. Both the expense ratio (0.15%) and the initial investment requirement ($10,000,000) of the Prime Portfolio Institutional Shares remain unchanged from those of Vanguard Institutional Money Market Portfolio.

           The total return for our institutional shareholders for the fiscal year ending November 30, 1995, was 6.00%. * At fiscal year end, the yield of the Institutional Shares of the Prime Portfolio was 5.67%. This yield exceeded the yield of 5.50% for the regular Prime Portfolio by virtue of the lower expenses applicable to the Institutional Shares.

-----------

* The one-year return of +6.00% represents a blended return combining the return of +5.45% for Vanguard Institutional Money Market Portfolio from November 30, 1994, through October 27, 1995, and the return of +0.53% for the Institutional Shares of the Prime Portfolio from October 28, 1995, through November 30, 1995.

"TEASER RATES": A QUESTION OF DISCLOSURE

As yield (and therefore price) competition rises in the marketplace, the pressure on fund organizations to raise the stated net yields of their money market funds increases constantly. One might have hoped that in a free enterprise system competition might drive down the enormously profitable advisory fees paid by some funds. Alas, this has not been the case. However, there are three manifestations of the fact that at least limited price competition is emerging. Two of them are creditable, one is not:

(1) Relatively few investors have been lured into the very high-priced (say, expense ratios of more than 1.00%) funds, which have generally been unable to build large asset bases. The funds with average expense ratios of less than 50 basis points, led by Vanguard Money Market Reserves, have dominated the marketplace, accumulating asset bases that average over $1 billion. (Total assets of Vanguard Money Market Reserves are presently $25 billion.) The average high-priced fund, on the other hand, has an asset base of less than $200 million.

(2) Lower cost "lines" of funds, available only to investors with substantial assets of, say, more than $25,000, have emerged. Try as they might, however, these low-cost funds cannot seem to nearly match the yields available to all shareholders in Vanguard Money Market Reserves. Their annual expense ratios typically run in the area of 0.50%, compared to 0.32% for our Fund. As a result, they have not been particularly competitive in the marketplace.

(3) "Teaser rates" have come into fashion. Roughly two-thirds of prime money market funds follow this practice of waiving investment advisory fees "for a temporary period of time." At the same time, they usually agree to reimburse the fund for its operating expenses. At a later (unknown) time, without disclosure to shareholders, the fund's expenses return to their true level, with a commensurate reduction (often sharp) in the fund's reported yield. The net result of this practice is to attract assets into the fund when the yield is artificially high, and hope that shareholders will not notice the difference when the fees are reinstated.

Leaving aside the dubious ethics of the teaser rate practice, I have serious questions about its legality. The Investment Company Act of 1940 provides that investment advisory contracts must "precisely describe" the fees payable to the adviser, hardly the case with fee waivers. Ultimately, of course (after, say, five years), the fund's sponsor can "brag" about the fund's superiority, even though its yield has fallen by, say, 60 to 80 basis points. The spurious teaser yields are sad evidence of illusory competition against Vanguard's extremely low costs. We welcome real competition that would benefit money market fund shareholders, even as we doubt that many competitors would (or could) sacrifice their profits in order to give their shareholders "a fair shake."

                          AVERAGE ANNUAL TOTAL RETURNS

THE CURRENT YIELDS QUOTED IN THE CHAIRMAN'S LETTER ARE CALCULATED IN ACCORDANCE WITH SEC GUIDELINES. THE AVERAGE ANNUAL TOTAL RETURNS FOR THE PORTFOLIOS (PERIODS ENDED SEPTEMBER 30, 1995) ARE AS FOLLOWS:

                                                             AVERAGE ANNUAL TOTAL RETURNS
                                   INCEPTION          -----------------------------------------
PORTFOLIO                            DATE              1 YEAR          5 YEARS        10 YEARS
------------------               ------------         --------        ---------     -----------
PRIME                                6/4/75             +5.70%           +4.68%        +6.17%
FEDERAL                             7/13/81             +5.65            +4.59         +6.01
U.S. TREASURY                       3/13/89*            +5.35            +4.39         +5.78
PRIME INSTITUTIONAL                10/27/95**           +5.89            +4.83         +5.46***

* TOTAL RETURNS PROVIDED PRIOR TO MARCH 13, 1989, ARE FOR THE INSURED PORTFOLIO, WHICH BEGAN OPERATIONS ON MARCH 9, 1983.

** TOTAL RETURNS PROVIDED PRIOR TO OCTOBER 28, 1995, ARE FOR VANGUARD INSTITUTIONAL MONEY MARKET PORTFOLIO, WHICH BEGAN OPERATIONS ON OCTOBER 3, 1989.

***  SINCE THE INCEPTION OF VANGUARD INSTITUTIONAL MONEY MARKET PORTFOLIO.

ALL OF THESE DATA REPRESENT PAST PERFORMANCE; FUTURE RETURNS WILL FLUCTUATE. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                  REPORT FROM THE INVESTMENT ADVISER

In the midst of a booming bond market in 1995, money market interest rates have been the least volatile of all sectors, with interest rates on typical three-month investments falling by only one-quarter to one-half a percent during the fiscal year ended November 30, 1995. This is in sharp contrast with long-term bond markets, where 30-year Treasury bond yields fell by nearly two full percentage points. This set of circumstances has led to a happy outcome for money market and bond investors alike.

            Money market returns, which are entirely in the form of interest, have held relatively constant at a level well above the rate of inflation. (Please refer to the Chairman's letter for more details about the Portfolios' returns). Bond total returns, composed of interest income and any change in value of the bonds, have been boosted by the big price increases that accompanied this year's sharp rate declines in the longer maturity sectors of the market.

            The primary reason that short- and long-term rates have fallen by such widely different magnitudes is that long-term rates are determined by market forces, while short-term interest rates are strongly influenced by the Federal Reserve (the Fed) through the implementation of its monetary policy. Market participants holding long-term maturities have been quick to factor in the good news that the bond markets have received this year (good news for bonds is often bad news for the economy).

            Indeed, economic growth has moderated from the torrid pace at which it opened the year. By mid-1995, goods-producing industries and job growth had slowed, while bloated inventories were worked off. In addition, politicians in Washington appear to be attempting serious deficit reduction. Slowdowns in the economy and the expectation of lower government spending have decreased the demand for credit, putting downward pressure on interest rates, the price of credit.

            The Fed, however, may be reluctant to lower short-term rates until longer-term trends in the economic data develop and fiscal restraint becomes a reality. The reason is that changes in monetary policy affect the economy with highly variable magnitudes and time lags. Central bank officials do not want to spur inflation by providing stimulus to an economy that is merely "napping as opposed to hibernating." This disinclination to ease has bolstered the central bank's credibility as an inflation fighter. The reputation is well-deserved, since the most favorable indicator for the long-term health of the economy and financial markets today is the stable and relatively low rate of inflation.

            Given that most of the action has been in other sectors of the bond market, we have "charted a moderate course" in managing the various Portfolios of Vanguard Money Market Reserves. As in previous years, we avoided extremes of interest rate and credit risk, taking advantage of our low expense ratio to provide competitive returns. During the year, we moderately elevated the price sensitivity of the Portfolios, from the lower end of our market neutral range to the upper end of that range. This helped to lock in some of the higher yields that were available earlier in the year, without making excessive commitments to the market now that the term structure of money market interest rates reflects expectations of Fed easing. In addition, our long-standing prohibition on investments in Japanese banks served us well, as the problems at those institutions have grown more serious.

            On occasion, we have extended the interest rate sensitivity of the Treasury Portfolio when quirks in the short-term Treasury market have offered anomalous yield enhancements for relatively small changes in maturity. In particular, the Treasury has relied more heavily than usual on the issuance of unscheduled "cash management" bills in its financial maneuvering around the Federal debt ceiling.

            In recent months, many investors have expressed their concern, fostered by irresponsible comments from politicians, about the possibility of a default by the Treasury on its obligations. It is unfortunate that some politicians have chosen to use the threat of a default as a negotiating tool. It is our feeling that whatever short-term disturbances are experienced in the process of increasing the debt limit, Treasury securities ultimately will maintain their value due to the status of the United States as the world's largest and most creditworthy borrower.

            While money market investment returns have been relatively stable with a healthy premium above inflation this year, it is important to realize that they may not (almost certainly will not) always be so. Some economists would argue that the long-term equilibrium level of short-term interest rates should approximate the inflation rate, which would put some investors behind inflation after paying taxes. Regardless of these prospective changes in yields, we will endeavor (as we always have) to provide a few constants: conservative management, low costs, and competitive returns.

Sincerely,

Ian A. MacKinnon, Senior Vice President

Robert F. Auwaerter, Principal

John Hollyer, Principal

Vanguard Fixed Income Group

December 13, 1995

                            STATEMENT OF NET ASSETS



                                                            FINANCIAL STATEMENTS
                                                               November 30, 1995


                                                                 Face             Market
                                                               Amount              Value
PRIME PORTFOLIO                                                 (000)             (000)+
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
     OBLIGATIONS (19.2%)
-----------------------------------------------------------------------------------------
     Federal Home Loan Bank
         5.69%-5.83%,
         12/1/95-3/11/96(1)                                $1,803,100         $1,802,214
         5.86%-9.50%,
         12/26/95-6/6/96                                       67,615             67,580
     Federal Home Loan
         Mortgage Corp.
         5.703%, 12/4/95(1)                                   100,000             99,981
         5.898%, 3/28/96                                       29,000             28,466
     Federal National Mortgage Assn.
         5.58%-5.85%,
         12/1/95-2/15/96(1)                                 1,497,000          1,496,380
         5.83%-9.20%, 1/10/96-6/6/96                          260,590            260,490
-----------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND
     AGENCY OBLIGATIONS
     (Cost $3,755,111)                                                         3,755,111
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER (45.2%)
-----------------------------------------------------------------------------------------
BANK HOLDING COMPANIES (2.4%)
     Banc One Corp.
         5.756%-5.758%,
         12/27/95-12/28/95                                     40,000             39,830
     CoreStates Capital
         5.777%-5.785%, 12/1/95-1/18/96                        75,000             74,626
     J.P. Morgan & Co., Inc.
         5.722%-5.785%, 2/27/96-4/4/96                        234,000            230,464
     Norwest Corp.
         5.768%-5.804%, 12/14/95-2/16/96                       70,000             69,416
     Republic New York Corp.
         5.767%, 2/15/96                                       67,000             66,198
                                                                            ------------
             GROUP TOTAL                                                         480,534
                                                                            ------------
-----------------------------------------------------------------------------------------
FINANCE--AUTO (2.5%)
     Daimler-Benz N.A. Co.
         5.755%-5.79%, 12/11/95-1/17/96                       154,500            153,590
     Ford Motor Credit Corp.
         5.75%-5.762%, 12/1/95-2/13/96                        332,000            329,071
                                                                            ------------
             GROUP TOTAL                                                         482,661
                                                                            ------------
-----------------------------------------------------------------------------------------
FINANCE--OTHER (16.4%)
     A.I. Credit Corp.
         5.72%-5.755%, 2/2/96-2/16/96                          68,000             67,239
     American Express Credit Corp.
         5.718%-5.751%, 12/7/95-2/27/96                       248,000            246,046
     American General Finance
         5.75%-5.751%, 12/15/95-12/21/95                       50,000             49,866
     Ameritech Capital Funding Corp.
         5.73%-5.952%, 12/11/95-2/12/96                        70,000             69,590
     Asset Securitization Cooperative Corp.
         5.70%-5.791%, 12/8/95-2/27/96                        267,000            264,270
     Associates Corp.
         5.674%-5.77%, 12/1/95-3/19/96                        330,000            326,649
     Cargill Financial Services Corp.
         5.71%, 2/15/96                                        15,000             14,822
     Ciesco L.P.
         5.693%-5.778%, 12/7/95-2/21/96                       275,300            273,055
     CIT Group Holdings Inc.
         5.76%-5.781%, 1/23/96-2/27/96                        350,000            346,506
     Commercial Credit Co.
         5.753%, 1/18/96                                       50,000             49,620
     Corporate Asset Funding Corp.
         5.734%-5.777%, 12/14/95-2/13/96                      268,000            265,568
     Dean Witter Discover & Co.
         5.788%-5.789%, 1/23/96-1/24/96                        47,995             47,587
     Delaware Funding
         5.738%-5.764%, 12/7/95-1/19/96                        50,861             50,703
     Eiger Capital Corp.
         5.758%-5.798%, 12/7/95-1/12/96                       149,909            149,208
     General Electric Capital Corp.
         5.61%-5.787%, 12/14/95-4/26/96                       708,176            699,061
     Household Finance Corp.
         5.758%-5.778%, 12/7/95-1/12/96                       100,000             99,618
     Norwest Financial
         5.77%, 1/22/96                                        50,000             49,589
     Panasonic Finance
         5.901%, 12/1/95                                       30,000             30,000
     Pitney Bowes Credit Corp.
         5.717%-5.722%, 12/8/95-12/15/95                       54,000             53,899
     Transamerica Finance
         5.769%, 1/19/96                                       50,000             49,611
                                                                            ------------
             GROUP TOTAL                                                       3,202,507
                                                                            ------------
-----------------------------------------------------------------------------------------
INDUSTRIAL (7.6%)
     Bayer Corp.
         5.754%, 12/4/95                                       57,000             56,973
     Campbell Soup Co.
         5.731%, 12/19/95                                      35,000             34,901
     Cargill Inc.
         5.708%-5.76%, 12/11/95-2/16/96                       198,300            196,561
     Chevron U.K.
         5.751%, 12/15/95                                      20,000             19,956

                           STATEMENT OF NET ASSETS
                                       (continued)

                                                                 Face             Market
                                                               Amount              Value
PRIME PORTFOLIO (continued)                                     (000)             (000)+
-----------------------------------------------------------------------------------------
     Chevron Oil Finance Co.
         5.752%, 12/1/95                                 $     50,000       $     50,000
     Chevron Transport Corp.
         5.705%-5.808%, 12/11/95-3/20/96                       30,000             29,642
     The Coca-Cola Co.
         5.677%-5.724%, 12/8/95-12/15/95                       48,800             48,724
     E.I. du Pont de Nemours & Co.
         5.754%, 12/4/95                                        4,000              3,998
     The Dun & Bradstreet Corp.
         5.687%-5.796%, 12/14/95-1/9/96                        64,000             63,660
     Electronic Data Systems Corp.
         5.799%, 12/1/95                                       28,000             28,000
     Hewlett Packard Co.
         5.711%-5.75%, 12/12/95-12/20/95                       68,030             67,833
     Koch Industries
         5.881%, 12/1/95                                       17,768             17,768
     Eli Lilly & Co.
         5.677%-5.798%, 1/12/96-4/18/96                       288,000            284,136
     Mobil Australia Finance Co.
         5.731%-5.754%, 12/12/95-2/2/96                        24,434             24,318
     Norfolk Southern Corp.
         5.739%-5.74%, 2/16/96-2/21/96                         55,000             54,320
     Procter & Gamble Co.
         5.682%-5.746%, 12/18/95-1/30/96                      114,000            113,418
     Rockwell International
         5.765%, 12/21/95                                      47,000             46,851
     Schering Corp.
         5.729%-5.737%, 2/27/96-4/29/96                        67,550             66,361
     Stanford University
         5.764%, 4/11/96                                        6,000              5,877
     Toys R Us Inc.
         5.736%, 12/6/95                                       57,000             56,955
     Wal-Mart Stores Inc.
         5.73%-5.756%, 12/5/95-12/21/95                       173,000            172,827
     Warner Lambert Co.
         5.587%-5.739%, 12/13/95-5/2/96                        44,500             43,566
                                                                            ------------
             GROUP TOTAL                                                       1,486,645
                                                                            ------------
-----------------------------------------------------------------------------------------
INSURANCE (1.7%)
     AIG Funding Inc.
         5.71%, 2/26/96                                        23,675             23,357
     MetLife Funding Corp.
         5.724%-5.801%, 12/4/95-12/11/95                       98,000             97,882
     Prudential Funding Corp.
         5.777%, 1/16/96                                       50,000             49,635
     SAFECO Credit Co. Inc.
         5.736%, 12/20/95                                      13,000             12,961
     USAA Capital Corp.
         5.725%-5.766%, 12/14/95-2/14/96                      155,600            154,245
                                                                            ------------
             GROUP TOTAL                                                         338,080
                                                                            ------------
-----------------------------------------------------------------------------------------
UTILITIES (2.2%)
     AT&T Corp.
         5.707%-5.768%, 12/28/95-2/15/96                      378,000            374,449
     Ameritech Corp.
         5.732%, 12/28/95                                      49,000             48,794
                                                                            ------------
             GROUP TOTAL                                                         423,243
                                                                            ------------
-----------------------------------------------------------------------------------------
FOREIGN BANKS (4.0%)
     ABN AMRO
         5.752%-5.794%, 1/30/96-2/23/96                       162,000            160,092
     Abbey National
         5.657%-5.736%, 12/5/95-3/15/96                       112,648            111,020
     Canadian Imperial Holdings Inc.
         5.78%, 12/29/95                                       25,000             24,889
     Commonwealth Bank of Australia
         5.732%, 12/1/95                                        7,014              7,014
     Halifax Building Society
         5.746%-5.75%, 2/6/96-3/1/96                          116,000            114,532
     Bank of Montreal
         5.803%, 1/23/96                                       31,700             31,433
     Societe Generale
         5.714%, 2/9/96                                       100,000             98,905
     Toronto Dominion Holdings USA Inc.
         5.70%-5.743%, 12/8/95-2/20/96                        201,507            199,410
     UBS Finance (Delaware) Inc.
         5.726%, 12/6/95                                       18,264             18,249
     Royal Bank of Canada
         5.792%, 1/29/96                                       20,000             19,813
                                                                            ------------
             GROUP TOTAL                                                         785,357
                                                                            ------------
-----------------------------------------------------------------------------------------
CANADIAN GOVERNMENT--
     NATIONAL AND PROVINCIAL (3.0%)
     Canada Bills
         5.679%-5.75%, 1/18/96-2/8/96                         250,000            247,738
     Canadian Wheat Board
         5.689%-5.794%, 2/13/96-4/25/96                       210,022            206,930
     Federal Business Development Bank
         5.744%, 12/27/95                                      25,000             24,898
     Province of Alberta
         5.679%, 1/16/96                                       10,000              9,929
     Province of British Columbia
         5.636%-5.819%, 1/8/96-3/15/96                         88,832             87,665
                                                                            ------------
             GROUP TOTAL                                                         577,160
                                                                            ------------
-----------------------------------------------------------------------------------------

                                                                 Face             Market
                                                               Amount              Value
                                                                (000)             (000)+
-----------------------------------------------------------------------------------------
OTHER FOREIGN GOVERNMENT (3.3%)
     Caisse des Depots et Consignations
         5.659%-5.777%, 12/12/95-2/13/96                  $   269,766        $   267,717
     KFW International Finance Inc.
         5.733%-5.786%, 12/8/95-2/27/96                       120,000            118,822
     New South Wales Treasury Corp.
         5.701%-5.784%, 12/15/95-1/25/96                       63,630             63,317
     Oesterreichische Kontrollbank
         5.627%-5.722%, 1/11/96-2/16/96                       148,100            146,704
     Wool International
         5.744%-5.759%, 2/9/96-2/16/96                         53,294             52,687
                                                                            ------------
             GROUP TOTAL                                                         649,247
                                                                            ------------
-----------------------------------------------------------------------------------------
FOREIGN INDUSTRIAL (1.8%)
     Glaxo Wellcome
         5.722%-5.777%, 1/22/96-2/29/96                       193,000            190,550
     Siemens Corp.
         5.628%-5.632%, 1/12/96-1/16/96                        50,000             49,665
     Unilever Capital Corp.
         5.739%, 12/8/95-12/14/95                             103,000            102,813
                                                                            ------------
             GROUP TOTAL                                                         343,028
                                                                            ------------
-----------------------------------------------------------------------------------------
FOREIGN UTILITIES (.3%)
     Electricite de France
         5.732%-5.741%, 2/1/96-2/8/96                          70,000             69,267
                                                                            ------------
-----------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
     (Cost $8,837,729)                                                         8,837,729
-----------------------------------------------------------------------------------------
CORPORATE BONDS (.5%)
-----------------------------------------------------------------------------------------
     Amtrak Trust
         5.957%, 12/4/95(1)                                    78,561             78,562
     Toyota Motor Credit Corp.
         17.00%, 3/11/96                                       25,000             25,750
-----------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
     (Cost $104,312)                                                             104,312
-----------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (21.5%)
-----------------------------------------------------------------------------------------
U.S. BANKS (2.1%)
     National Bank of Detroit
         5.775%, 12/1/95                                      196,000            196,000
     Wachovia Bank of Georgia
         5.70%-5.76%, 12/26/95-1/11/96                        225,000            224,999
                                                                            ------------
             GROUP TOTAL                                                         420,999
                                                                            ------------
-----------------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT--
         CANADIAN BRANCHES (.4%)
     ABN AMRO
         5.732%-5.739%, 2/20/96-2/27/96                        40,000             39,459
     Barclays Bank
         5.84%, 2/23/96                                        15,000             14,802
     National Westminster Bank
         5.64%, 4/30/96                                        17,000             16,607
                                                                            ------------
             GROUP TOTAL                                                          70,868
                                                                            ------------
-----------------------------------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT--
         U.S. BRANCHES (19.0%)
     Bank of Nova Scotia
         5.73%-5.81%, 12/13/95-2/5/96                         242,000            242,003
     Barclays Bank
         5.78%, 2/1/96                                        248,000            248,000
     Bayerische Landesbank Girozentrale
         5.67%-5.78%, 12/15/95-1/10/96                        120,000            119,999
     Bayerische Vereinsbank
         5.625%-5.76%, 12/5/95-3/4/96                         346,000            346,000
     Canadian Imperial Bank of Commerce
         5.81%, 1/26/96                                       180,000            179,999
     Caisse Nationale de Credit Agricole
         5.60%-5.78%, 12/11/95-3/27/96                        270,000            270,000
     Credit Suisse
         5.61%-5.78%, 12/4/95-3/25/96                         445,000            444,996
     Deutsche Bank
         5.76%, 1/29/96                                       100,000            100,001
     Dresdner Bank
         5.79%-6.65%, 3/1/96-3/15/96                          202,000            202,003
     Lloyds Bank
         5.64%-6.34%, 1/16/96-2/1/96                          109,000            109,027
     National Westminster Bank
         5.71%-5.78%, 1/16/96-3/8/96                           64,000             64,004
     Rabobank Nederlanden
         5.75%-5.84%, 12/4/95-4/17/96                         308,000            308,013
     Societe Generale
         5.75%-5.82%, 1/5/96-2/29/96                          250,000            250,000
     Swiss Bank
         5.625%-5.75%, 12/4/95-4/1/96                         535,000            534,996
     Union Bank of Switzerland
         5.75%, 12/28/95                                       13,000             13,001
     Westdeutsche Landesbank Girozentrale
         5.62%-7.45%, 12/4/95-1/18/96                         285,000            285,010
                                                                            ------------
             GROUP TOTAL                                                       3,717,052
                                                                            ------------
-----------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
     (Cost $4,208,919)                                                         4,208,919
-----------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES
     OF DEPOSIT (13.2%)
-----------------------------------------------------------------------------------------
     Abbey National
         5.65%-5.76%, 12/8/95-3/15/96                         302,000            301,992
     ABN AMRO
         5.72%-5.78%, 1/31/96-3/1/96                          148,000            148,004

                                                                 Face             Market
PRIME                                                          Amount              Value
PORTFOLIO (continued)                                           (000)             (000)+
-----------------------------------------------------------------------------------------
     Bank of Nova Scotia
         5.73%-5.81%, 1/26/96-2/13/96                    $     85,000       $     85,000
     Barclays Bank
         5.79%, 1/17/96-1/29/96                               149,000            149,001
     Bayerische Hypo Bank
         5.69%-5.73%, 12/13/95-12/22/95                       125,000            124,996
     Bayerische Landesbank Girozentrale
         5.63%-5.85%, 12/14/95-3/1/96                         234,000            234,006
     Bayerische Vereinsbank
         5.80%, 2/6/96                                        143,000            143,010
     Canadian Imperial Bank of Commerce
         5.82%, 1/29/96                                        25,000             25,000
     Caisse Nationale de Credit Agricole
         6.23%, 3/15/96                                        25,000             25,021
     Deutsche Bank
         5.72%-5.85%, 12/22/95-3/1/96                         460,000            460,016
     Dresdner Bank
         5.75%, 2/6/96                                         30,000             30,001
     Landesbank Hessen-Thueringen
         5.75%, 2/15/96                                        20,000             20,000
     Lloyds Bank
         6.33%, 1/22/96                                         2,000              2,001
     Morgan Guaranty
         5.80%, 4/4/96                                        100,000            100,003
     National Westminster Bank
         5.63%-5.80%, 12/1/95-2/29/96                         416,000            416,003
     Rabobank Nederlanden
         5.74%-5.85%, 2/13/96-2/20/96                         120,000            120,004
     Royal Bank of Canada
         5.79%, 2/1/96                                         40,000             40,001
     Union Bank of Switzerland
         5.82%, 2/20/96                                        50,000             50,002
     Westdeutsche Landesbank Girozentrale
         5.76%-5.80%, 1/25/96-2/1/96                          100,000            100,002
-----------------------------------------------------------------------------------------
TOTAL EURODOLLAR
     CERTIFICATES OF DEPOSIT
     (Cost $2,574,063)                                                         2,574,063
-----------------------------------------------------------------------------------------
BANKERS ACCEPTANCES (1.2%)
-----------------------------------------------------------------------------------------
U.S. BANKS (.9%)
     CoreStates Bank
         5.754%, 12/22/95                                      18,300             18,239
     Republic National Bank of New York
         5.731%-5.762%, 12/6/95-12/26/95                       67,700             67,556
     Wachovia Bank of Georgia
         5.763%, 2/1/96                                        87,300             86,446
                                                                            ------------
             GROUP TOTAL                                                         172,241
                                                                            ------------
-----------------------------------------------------------------------------------------
YANKEE BANKERS ACCEPTANCES (.3%)
     Barclays Bank
         5.728%, 3/5/96                                        20,000             19,706
     Canadian Imperial Bank of Commerce
         5.706%, 12/14/95                                      12,000             11,976
     Union Bank of Switzerland
         5.768%-5.794%, 1/22/96-1/26/96                        39,000             38,671
                                                                            ------------
             GROUP TOTAL                                                          70,353
                                                                            ------------
-----------------------------------------------------------------------------------------
TOTAL BANKERS ACCEPTANCES
     (Cost $242,594)                                                             242,594
-----------------------------------------------------------------------------------------
OTHER NOTES (1.1%)
-----------------------------------------------------------------------------------------
     Morgan Bank (Delaware)
         5.56%, 12/5/95(1)                                     50,000             49,997
     State Street Bank & Trust
         5.87%, 12/1/95                                        60,000             60,000
     Wachovia Bank of North Carolina
         5.945%, 1/2/96(1)                                    100,000            100,000
-----------------------------------------------------------------------------------------
TOTAL OTHER NOTES
     (Cost $209,997)                                                             209,997
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.3%)
-----------------------------------------------------------------------------------------
     Greenwich Capital Markets
         5.90%, 12/1/95
         (Collateralized by U.S. Treasury
         Notes 7.50%, 10/31/99)
         (Cost $250,000)                                      250,000            250,000
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.2%)
     (Cost $20,182,725)                                                       20,182,725
-----------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.2%)
-----------------------------------------------------------------------------------------
     Other Assets--Note B                                                        194,204
     Liabilities                                                                (820,079)
                                                                            ------------
                                                                                (625,875)
-----------------------------------------------------------------------------------------
NET ASSETS (100%)                                                            $19,556,850
=========================================================================================

-----------------------------------------------------------------------------------------
AT NOVEMBER 30, 1995,
     NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------
                                                                                  Amount
                                                                                   (000)
                                                                            ------------
     Paid in Capital                                                         $19,556,762
     Undistributed Net
         Investment Income                                                            --
     Accumulated Net
         Realized Gains                                                               88
     Unrealized Appreciation
         of Investments                                                               --
-----------------------------------------------------------------------------------------
NET ASSETS                                                                   $19,556,850
-----------------------------------------------------------------------------------------
     INDIVIDUAL CLASS--
         Net Assets Applicable to
         18,763,806,258 outstanding
         $.001 par value shares
         (authorized 25,000,000,000 shares)                                  $18,763,901
-----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
     INDIVIDUAL CLASS                                                              $1.00
=========================================================================================
     INSTITUTIONAL CLASS--
         Net Assets Applicable to
         792,955,617 outstanding $.001 par
         value shares (authorized
         2,000,000,000 shares)                                             $     792,949
-----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
     INSTITUTIONAL CLASS                                                           $1.00
=========================================================================================

+   See Note A to Financial Statements.
(1) Floating Rate Note.

                                                                 Face             Market
                                                               Amount              Value
FEDERAL PORTFOLIO                                               (000)             (000)+
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY
     OBLIGATIONS (83.4%)
-----------------------------------------------------------------------------------------
     Federal Home Loan Bank
         5.69%-5.83%, 12/1/95-12/27/95(1)                 $   294,965        $   294,812
         5.57%-5.68%, 1/19/96-4/2/96                          364,190            359,875
     Federal Home Loan Mortgage Corp.
         5.703%, 12/4/95(1)                                   100,000             99,981
         5.611%-5.898%, 12/1/95-4/1/96                        235,372            233,133
     Federal National Mortgage Assn.
         5.49%-5.681%, 12/8/95-4/26/96                      1,118,240          1,105,086
     Overseas Private Investment Corp.
         (U.S. Government Guaranteed)
         5.749%-6.114%,
         12/5/95-2/26/96(1)                                   107,392            107,392
-----------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND
     AGENCY OBLIGATIONS
     (Cost $2,200,279)                                                         2,200,279
-----------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (16.5%)
-----------------------------------------------------------------------------------------
     Dresdner Bank
         5.91%, 12/1/95
         (Collateralized by U.S. Treasury
         Note 7.50%, 12/31/96)                                200,000            200,000
     Greenwich Capital Markets
         5.90%, 12/1/95
         (Collateralized by U.S. Treasury
         Note 6.875%, 3/31/00)                                 34,281             34,281
     SBC Capital Markets Inc.
         5.91%, 12/1/95
         (Collateralized by U.S.
         Treasury Bond 9.25%, 2/15/16)                        200,000            200,000
-----------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
     (Cost $434,281)                                                             434,281
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
     (Cost $2,634,560)                                                         2,634,560
-----------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (.1%)
-----------------------------------------------------------------------------------------
     Other Assets--Note B                                                         12,910
     Liabilities                                                                 (10,865)
                                                                            ------------
                                                                                   2,045
-----------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------
     Applicable to 2,636,503,864 outstanding
         $.001 par value shares
         (authorized 5,000,000,000 shares)                                    $2,636,605
-----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                          $1.00
=========================================================================================

+   See Note A to Financial Statements.
(1) Floating Rate Note.


FEDERAL
PORTFOLIO (continued)
-----------------------------------------------------------------------------------------
AT NOVEMBER 30, 1995,
     NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------
                                                               Amount                Per
                                                                (000)              Share
                                                         ------------            --------
     Paid in Capital                                       $2,636,533              $1.00
     Undistributed Net
         Investment Income                                         --                 --
     Accumulated Net
         Realized Gains                                            72                 --
     Unrealized Appreciation
         of Investments                                            --                 --
-----------------------------------------------------------------------------------------
NET ASSETS                                                 $2,636,605              $1.00
-----------------------------------------------------------------------------------------

                                                                 Face             Market
                                                               Amount              Value
U.S. TREASURY PORTFOLIO                                         (000)             (000)+
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (99.3%)
-----------------------------------------------------------------------------------------
     U.S. Treasury Bills
         5.373%-6.75%, 12/7/95-2/15/96                     $1,094,375         $1,089,130
     U.S. Treasury Notes
         4.00%-9.25%, 1/15/96-2/29/96                       1,418,900          1,420,831
-----------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT
     OBLIGATIONS
     (Cost $2,509,961)                                                         2,509,961
-----------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (.7%)
-----------------------------------------------------------------------------------------
     Receivables for Securities Sold                                             224,306
     Other Assets--Note B                                                         34,718
     Payables for Securities Purchased                                          (224,546)
     Other Liabilities                                                           (17,013)
                                                                            ------------
                                                                                  17,465
-----------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------
     Applicable to 2,527,187,558 outstanding
         $.001 par value shares
         (authorized 5,000,000,000 shares)                                    $2,527,426
-----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                                          $1.00
-----------------------------------------------------------------------------------------

+See Note A to Financial Statements.

-----------------------------------------------------------------------------------------
AT NOVEMBER 30, 1995,
     NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------
                                                               Amount                Per
                                                                (000)              Share
                                                         ------------            --------
     Paid in Capital                                       $2,527,206              $1.00
     Undistributed Net
         Investment Income                                         --                 --
     Accumulated Net
         Realized Gains                                           220                 --
     Unrealized Appreciation
         of Investments                                            --                 --
-----------------------------------------------------------------------------------------
NET ASSETS                                                 $2,527,426              $1.00
-----------------------------------------------------------------------------------------

                            STATEMENT OF OPERATIONS

                                                                          PRIME                FEDERAL          U.S. TREASURY
                                                                      PORTFOLIO              PORTFOLIO              PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                     Year Ended             Year Ended             Year Ended
                                                              November 30, 1995      November 30, 1995      November 30, 1995
                                                                          (000)                  (000)                  (000)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  INCOME
    Interest  . . . . . . . . . . . . . . . . . . . .                $1,022,302               $142,222               $130,244
-----------------------------------------------------------------------------------------------------------------------------
            Total Income  . . . . . . . . . . . . . .                 1,022,302                142,222                130,244
-----------------------------------------------------------------------------------------------------------------------------
  EXPENSES
    The Vanguard Group--Note B
      Investment Advisory Services  . . . . . . . . .     $ 2,181                    $  310                $  297
      Management and Administrative   . . . . . . . .      14,663                     2,859                 3,192
      Shareholder Account Maintenance+  . . . . . . .      29,637                     3,298                 2,780
      Marketing and Distribution+ . . . . . . . . . .       4,614        51,095         655      7,122        627       6,896
                                                          -------                    ------                ------
    Custodians' Fees  . . . . . . . . . . . . . . . .                       457                     92                     59
    Taxes (other than income taxes) . . . . . . . . .                     1,381                    210                    183
    Auditing Fees . . . . . . . . . . . . . . . . . .                        21                      9                      8
    Shareholders' Reports+  . . . . . . . . . . . . .                       606                     92                     75
    Annual Meeting and Proxy Costs+ . . . . . . . . .                       592                     87                     94
    Directors' Fees and Expenses  . . . . . . . . . .                        65                      9                      9
-----------------------------------------------------------------------------------------------------------------------------
            Total Expenses  . . . . . . . . . . . . .                    54,217                  7,621                  7,324
-----------------------------------------------------------------------------------------------------------------------------
              Net Investment Income . . . . . . . . .                   968,085                134,601                122,920
-----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON
  INVESTMENT SECURITIES SOLD  . . . . . . . . . . . .                       (95)                    (5)                    47
-----------------------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  INVESTMENT SECURITIES   . . . . . . . . . . . . . .                        --                     --                     --
-----------------------------------------------------------------------------------------------------------------------------
              Net Increase in Net Assets
                Resulting from Operations . . . . . .                  $967,990               $134,596               $122,967
=============================================================================================================================

+ Expenses of the Prime Portfolio by Class are:


---------------------------------------------------------------------------------
                                                         (000)
                                       ------------------------------------------
                                       Individual     Institutional
                                         Class            Class             Total
---------------------------------------------------------------------------------
Class-Specific Expenses:
  Shareholder Account Maintenance       $29,635           $  2            $29,637
  Marketing and Distribution              4,597             17              4,614
  Shareholders' Reports                     606             --                606
  Annual Meeting and Proxy Costs            592             --                592
                                        -------           ----            -------
Total Class-Specific Expenses            35,430             19             35,449
All Other Portfolio Expenses             18,677             91             18,768
                                        -------           ----            -------
Total Expenses                          $54,107           $110            $54,217
---------------------------------------------------------------------------------

The Institutional Class commenced operations October 28, 1995. See Note C.

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                      PRIME                           FEDERAL
                                                                                  PORTFOLIO                         PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                         YEAR ENDED              Year Ended      YEAR ENDED        Year Ended
                                                       NOVEMBER 30,            November 30,    NOVEMBER 30,      November 30,
                                                               1995                    1994            1995              1994
                                                              (000)                   (000)           (000)             (000)
-----------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . .  $    968,085           $    510,164      $   134,601      $    76,777
   Realized Net Gain (Loss) . . . . . . . . . . . . .           (95)                   (97)              (5)             (55)
   Unrealized Appreciation (Depreciation) . . . . . .            --                     --               --               --
-----------------------------------------------------------------------------------------------------------------------------
       Net Increase in Net Assets
         Resulting from Operations  . . . . . . . . .       967,990                510,067          134,596           76,722
-----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS FROM
   NET INVESTMENT INCOME
   Individual Class+  . . . . . . . . . . . . . . . .      (963,945)              (510,164)        (134,601)         (76,777)
   Institutional Class  . . . . . . . . . . . . . . .        (4,140)                    --               --               --
-----------------------------------------------------------------------------------------------------------------------------
       Total Dividends  . . . . . . . . . . . . . . .      (968,085)              (510,164)        (134,601)         (76,777)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--
   INDIVIDUAL CLASS+ (AT $1.00)
   Issued . . . . . . . . . . . . . . . . . . . . . .    20,415,125             17,731,785        2,174,887        1,946,245
   Issued In Lieu of Cash Distributions . . . . . . .       920,077                489,573          128,608           73,348
   Redeemed . . . . . . . . . . . . . . . . . . . . .   (17,679,924)           (15,479,781)      (1,863,309)      (1,730,176)
-----------------------------------------------------------------------------------------------------------------------------
       Net Increase--Individual Class   . . . . . . .     3,655,278              2,741,577          440,186          289,417
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--
   INSTITUTIONAL CLASS (AT $1.00)
   Issued . . . . . . . . . . . . . . . . . . . . . .        78,717                     --               --               --
   Issued In Lieu of Cash Distributions . . . . . . .         6,578                     --               --               --
   Issued In Exchange for Net Assets of Vanguard
      Institutional Money Market Portfolio--Note D  .       734,329                     --               --               --
   Redeemed . . . . . . . . . . . . . . . . . . . . .       (26,674)                    --               --               --
-----------------------------------------------------------------------------------------------------------------------------
       Net Increase--Institutional Class  . . . . . .       792,950                     --               --               --
-----------------------------------------------------------------------------------------------------------------------------
       Total Increase   . . . . . . . . . . . . . . .     4,448,133              2,741,480          440,181          289,362
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year  . . . . . . . . . . . . . . . .    15,108,717             12,367,237        2,196,424        1,907,062
-----------------------------------------------------------------------------------------------------------------------------
   End of Year  . . . . . . . . . . . . . . . . . . .  $ 19,556,850           $ 15,108,717      $ 2,636,605      $ 2,196,424
=============================================================================================================================

+ Amounts for the Federal and U.S. Treasury Portfolios are Portfolio totals.

                                                                             U.S. TREASURY
                                                                                 PORTFOLIO
------------------------------------------------------------------------------------------
                                                         YEAR ENDED             Year Ended
                                                       NOVEMBER 30,           November 30,
                                                               1995                   1994
                                                              (000)                  (000)
------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
  Net Investment Income . . . . . . . . . . . . . . .    $  122,920          $      69,207
  Realized Net Gain (Loss)  . . . . . . . . . . . . .            47                    (24)
  Unrealized Appreciation (Depreciation)  . . . . . .            --                     --
------------------------------------------------------------------------------------------
      Net Increase in Net Assets
         Resulting from Operations  . . . . . . . . .       122,967                 69,183
------------------------------------------------------------------------------------------
DIVIDENDS FROM
  NET INVESTMENT INCOME
  Individual Class+   . . . . . . . . . . . . . . . .      (122,920)               (69,207)
  Institutional Class . . . . . . . . . . . . . . . .            --                     --
------------------------------------------------------------------------------------------
      Total Dividends . . . . . . . . . . . . . . . .      (122,920)               (69,207)
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--
  INDIVIDUAL CLASS+ (AT $1.00)
  Issued  . . . . . . . . . . . . . . . . . . . . . .     2,714,966              2,178,457
  Issued In Lieu of Cash Distributions  . . . . . . .       117,383                 66,010
  Redeemed  . . . . . . . . . . . . . . . . . . . . .    (2,361,027)            (1,939,613)
-------------------------------------------------------------------------------------------
      Net Increase--Individual Class  . . . . . . . .       471,322                304,854
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--
  INSTITUTIONAL CLASS (AT $1.00)
  Issued  . . . . . . . . . . . . . . . . . . . . . .            --                     --
  Issued In Lieu of Cash Distributions  . . . . . . .            --                     --
  Issued In Exchange for Net Assets of Vanguard
     Institutional Money Market Portfolio--Note D . .            --                     --
  Redeemed  . . . . . . . . . . . . . . . . . . . . .            --                     --
------------------------------------------------------------------------------------------
      Net Increase--Institutional Class   . . . . . .            --                     --
------------------------------------------------------------------------------------------
      Total Increase  . . . . . . . . . . . . . . . .       471,369                304,830
------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year . . . . . . . . . . . . . . . . .     2,056,057              1,751,227
------------------------------------------------------------------------------------------
  End of Year . . . . . . . . . . . . . . . . . . . .    $2,527,426            $ 2,056,057
==========================================================================================

+ Amounts for the Federal and U.S. Treasury Portfolios are Portfolio totals.

                              FINANCIAL HIGHLIGHTS


                                                                          PRIME PORTFOLIO--INDIVIDUAL CLASS
-------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended November 30,
                                                             ------------------------------------------------------
For a Share Outstanding Throughout Each Year                     1995       1994        1993       1992        1991
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  . . . . . . . . . . .       $1.00      $1.00       $1.00      $1.00      $1.00
                                                                ------     ------      ------     ------     ------
INVESTMENT OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . . . .        .057       .038        .030       .038       .062
   Net Realized and Unrealized Gain (Loss)
      on Investments  . . . . . . . . . . . . . . . . . .          --         --          --         --         --
                                                                ------     ------      ------     ------     ------
        TOTAL FROM INVESTMENT OPERATIONS    . . . . . . .        .057       .038        .030       .038       .062
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income . . . . . . . . .       (.057)     (.038)      (.030)     (.038)     (.062)
   Distributions from Realized Capital Gains  . . . . . .          --         --          --         --         --
                                                                ------     ------      ------     ------     ------
        TOTAL DISTRIBUTIONS   . . . . . . . . . . . . . .       (.057)     (.038)      (.030)     (.038)     (.062)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . . . . . . .       $1.00      $1.00       $1.00      $1.00      $1.00
===================================================================================================================
TOTAL RETURN  . . . . . . . . . . . . . . . . . . . . . .      +5.82%     +3.87%      +3.02%     +3.89%     +6.39%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . . . . . .     $18,764    $15,109     $12,367    $12,638    $13,496
Ratio of Expenses to Average Net Assets . . . . . . . . .        .32%       .32%        .32%       .30%       .30%
Ratio of Net Investment Income to
   Average Net Assets . . . . . . . . . . . . . . . . . .       5.64%      3.84%       2.98%      3.82%      6.20%
-------------------------------------------------------------------------------------------------------------------

                                                                          PRIME PORTFOLIO--INSTITUTIONAL CLASS(1)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Year Ended November 30,
                                                     OCT. 28, 1995-     DEC. 1, 1994-  -------------------------------------------
For a Share Outstanding Throughout Each Period        NOV. 30, 1995     OCT. 27, 1995       1994       1993       1992        1991
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD  . . . . . . . . . .     $1.00             $1.00      $1.00      $1.00      $1.00      $1.00
                                                              ------            ------     ------     ------     ------     ------
INVESTMENT OPERATIONS
   Net Investment Income  . . . . . . . . . . . . . . . .      .005              .053       .040       .031       .040       .063
   Net Realized and Unrealized Gain (Loss)
      on Investments  . . . . . . . . . . . . . . . . . .        --                --         --         --         --         --
                                                              ------            ------     ------     ------     ------     ------
        TOTAL FROM INVESTMENT OPERATIONS    . . . . . . .      .005              .053       .040       .031       .040       .063
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income . . . . . . . . .     (.005)            (.053)     (.040)     (.031)     (.040)     (.063)
   Distributions from Realized Capital Gains  . . . . . .        --                --         --         --         --         --
                                                              ------            ------     ------     ------     ------     ------
        TOTAL DISTRIBUTIONS   . . . . . . . . . . . . . .     (.005)            (.053)     (.040)     (.031)     (.040)     (.063)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD  . . . . . . . . . . . . .     $1.00             $1.00      $1.00      $1.00      $1.00      $1.00
==================================================================================================================================
TOTAL RETURN  . . . . . . . . . . . . . . . . . . . . . .     +.53%            +5.45%     +4.06%     +3.19%     +4.02%     +6.52%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions)  . . . . . . . . . .      $793              $734       $677       $306       $269       $218
Ratio of Expenses to Average Net Assets . . . . . . . . .     .15%*             .15%*       .15%       .15%       .15%       .15%
Ratio of Net Investment Income to
   Average Net Assets . . . . . . . . . . . . . . . . . .    5.65%*            5.85%*      4.14%      3.14%      3.93%      6.14%
----------------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
(1) Results up to October 27, 1995, are for the former Vanguard Institutional Money Market Portfolio. See Note D to Financial Statements.

                                                                         FEDERAL PORTFOLIO
-------------------------------------------------------------------------------------------------------------
                                                                       Year Ended November 30,
                                                         ----------------------------------------------------
For a Share Outstanding Throughout Each Year                1995       1994      1993       1992         1991
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  . . . . . . .          $1.00      $1.00     $1.00      $1.00       $1.00
                                                           ------     ------    ------     ------      ------
INVESTMENT OPERATIONS
  Net Investment Income . . . . . . . . . . . . .           .056       .038      .029       .038        .060
  Net Realized and Unrealized Gain (Loss)
    on Investments  . . . . . . . . . . . . . . .             --         --        --         --          --
                                                           ------     ------    ------     ------      ------
      TOTAL FROM INVESTMENT OPERATIONS    . . . .           .056       .038      .029       .038        .060
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income  . . . . .          (.056)     (.038)    (.029)     (.038)      (.060)
  Distributions from Realized Capital Gains . . .             --         --        --         --          --
                                                           ------     ------    ------     ------      ------
      TOTAL DISTRIBUTIONS   . . . . . . . . . . .          (.056)     (.038)    (.029)     (.038)      (.060)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . . .          $1.00      $1.00     $1.00      $1.00       $1.00
=============================================================================================================
TOTAL RETURN  . . . . . . . . . . . . . . . . . .         +5.77%     +3.82%    +2.98%     +3.83%      +6.18%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . .         $2,637     $2,196    $1,907     $1,986      $2,000
Ratio of Expenses to Average Net Assets . . . . .           .32%       .32%      .32%       .30%        .30%
Ratio of Net Investment Income to
  Average Net Assets  . . . . . . . . . . . . . .          5.61%      3.78%     2.94%      3.76%       6.01%
------------------------------------------------------------------------------------------------------------

                                                                      U.S. TREASURY PORTFOLIO
-------------------------------------------------------------------------------------------------------------
                                                                      Year Ended November 30,
                                                         ----------------------------------------------------
For a Share Outstanding Throughout Each Year                1995       1994      1993       1992         1991
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR  . . . . . . .          $1.00      $1.00     $1.00      $1.00       $1.00
                                                           ------     ------    ------     ------      ------
INVESTMENT OPERATIONS
  Net Investment Income . . . . . . . . . . . . .           .053       .036      .028       .036        .058
  Net Realized and Unrealized Gain (Loss)
    on Investments  . . . . . . . . . . . . . . .             --         --        --         --          --
                                                           ------     ------    ------     ------      ------
      TOTAL FROM INVESTMENT OPERATIONS    . . . .           .053       .036      .028       .036        .058
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income  . . . . .          (.053)     (.036)    (.028)     (.036)      (.058)
  Distributions from Realized Capital Gains . . .             --         --        --         --          --
                                                           ------     ------    ------     ------      ------
      TOTAL DISTRIBUTIONS   . . . . . . . . . . .          (.053)     (.036)    (.028)     (.036)      (.058)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . . .          $1.00      $1.00     $1.00      $1.00       $1.00
=============================================================================================================
TOTAL RETURN  . . . . . . . . . . . . . . . . . .         +5.47%     +3.63%    +2.86%     +3.68%      +5.94%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . .         $2,527     $2,056    $1,751     $2,321      $2,092
Ratio of Expenses to Average Net Assets . . . . .           .32%       .32%      .32%       .30%        .30%
Ratio of Net Investment Income to
  Average Net Assets  . . . . . . . . . . . . . .          5.33%      3.59%     2.83%      3.60%       5.76%
-------------------------------------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS


Vanguard Money Market Reserves is registered under the Investment Company Act of 1940 as a diversified open-end investment company and consists of the Prime, Federal, and U.S. Treasury Portfolios. The Prime Portfolio invests in short-term debt instruments of companies primarily operating in specific industries; the issuers' abilities to meet their obligations may be affected by economic developments in such industries. The Federal Portfolio invests in short-term debt instruments issued by the U.S. Government or its agencies and instrumentalities. The U.S. Treasury Portfolio invests in short-term debt instruments backed by the full faith and credit of the U.S. Government.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Securities are stated at amortized cost which approximates market value.

2. FEDERAL INCOME TAXES: Each Portfolio of the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities. Distributions from net investment income are declared on a daily basis payable on the first business day of the following month.

4. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. Provisions of each agreement ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

B. The Vanguard Group, Inc. furnishes at cost investment advisory, corporate management, administrative, shareholder accounting, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At November 30, 1995, the Fund had contributed capital of $2,887,000 to Vanguard (included in Other Assets), representing 14.4% of Vanguard's capitalization. The directors and officers of the Fund are also directors and officers of Vanguard.

C. The Prime Portfolio offers two classes of shares, the Individual Class and the Institutional Class. Institutional shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Individual shares are offered to all other investors. Both classes of shares have equal rights as to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity.

D. In accordance with the terms of an agreement approved by the shareholders of Vanguard Institutional Money Market Portfolio (the "Portfolio"), on October 27, 1995, the Prime Portfolio issued 734,329,000 of its Institutional Class shares in exchange for the net assets of the Portfolio of $734,329,000; combined net assets were $19,180,185,000 as of the merger date. Shareholders of the Portfolio received 1.000 Prime Portfolio-Institutional Class share for each share of the Portfolio. This tax-free exchange has been accounted for by combining the assets and liabilities of the Prime Portfolio and the Portfolio at their values on the date of the merger. The identified cost of investments were similarly combined. The financial statements include results of operations of the Prime Portfolio-Institutional Class beginning October 28, 1995.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors
Vanguard Money Market Reserves

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Prime Portfolio, Federal Portfolio, and U.S. Treasury Portfolio of Vanguard Money Market Reserves (the "Fund") at November 30, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
December 29, 1995

                             DIRECTORS AND OFFICERS


JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President of The Brookings Institution; Director of American Express Bank Ltd. and The St. Paul Companies, Inc.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO                 IAN A. MACKINNON
Senior Vice President               Senior Vice President
Information Technology              Fixed Income Group

JEREMY G. DUFFIELD                  F. WILLIAM MCNABB III
Senior Vice President               Senior Vice President
Planning & Development              Institutional

JAMES H. GATELY                     RALPH K. PACKARD
Senior Vice President               Senior Vice President
Individual Investor Group           Chief Financial Officer

                         THE VANGUARD FAMILY OF FUNDS

                          EQUITY AND BALANCED FUNDS


GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
 U.S. Portfolio
Vanguard Convertible
 Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LifeStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
 Global Equity Portfolio
 Global Asset Allocation Portfolio
 Capital Opportunity Portfolio
 Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
 Growth Portfolio
Vanguard/Trustees' Equity Fund
 International Portfolio Money


                                  INDEX FUNDS
Vanguard Index Trust
 500 Portfolio
 Total Stock Market Portfolio
 Extended Market Portfolio
 Growth Portfolio
 Value Portfolio
 Small Capitalization Stock Portfolio

Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
 Total Bond Market Portfolio
 Short-Term Bond Portfolio
 Intermediate-Term Bond Portfolio
 Long-Term Bond Portfolio

Vanguard International Equity
 Index Fund
 European Portfolio
 Pacific Portfolio
 Emerging Markets Portfolio

                               FIXED INCOME FUNDS

MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
 U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
 Money Market Portfolio
Vanguard State Tax-Free Funds
 Money Market Portfolios
 (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
 Insured Longer-Term Portfolios
 (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund


                           [THE VANGUARD GROUP LOGO]

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.



                           Vanguard Financial Center
                        Valley Forge, Pennsylvania 19482

                            New Account Information:
                                1 (800) 662-7447

                         Shareholder Account Services:
                                1 (800) 662-2739

                                   Q300-11/95


ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet annihilated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                         VANGUARD MONEY MARKET RESERVES
                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile".

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appears at the top of pages one through seven.

A line chart of the Month-End Yields (30-Year U.S. Treasury Bond, 90-Day U.S. Treasury Bill, and Yield Spread) of Vanguard Money Market Reserves for the fiscal years 1991 through 1995 appears at the upper left of page two.

Line charts illustrating cumulative performance between Vanguard Money Market Reserves-Prime Portfolio and Average Money Market Fund, average Annual Total Returns for the period December 31, 1981, to November 30, 1995 appear at the top of page five.

A running head featuring an hour glass, compass & telescope, and battleships in the background appears at the top of page eight.

A running head featuring ships wheel, rope and battleships in the background appears at the top of pages nine & ten.

A running head featuring open log book, pen and battleships in the background appears at the top of pages eleven through twenty three.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page twenty four.

A running head featuring birds flying and ship in the background appears at the top of the inside back cover.